UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2002

BWAY Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	1-12415	36-3624491
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8607 Roberts Drive, Suite 250
Atlanta, Georgia	30350-2230
(Address of principal executive offices)	(Zip Code)

(770) 645-4800
(Registrant’s telephone number)

BWAY CORPORATION

Form 8-K

Item 5.    Other Events.

BWAY Corporation (the “Company”) received a report dated November 1, 2002 from its independent auditors, which expresses an unqualified opinion and includes an explanatory paragraph relating to the Company’s proposed merger, on the consolidated balance sheets of the Company and subsidiaries as of September 29, 2002 and September 30, 2001 and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years ended September 29, 2002. The independent auditors’ report and the audited financial statements are included as Exhibit 99.1 hereto. The Company will file an annual report on Form 10-K including these audited financial statements on or before the December 28, 2002 filing deadline.

The Company released its fiscal year 2002 fourth quarter and full-year results on November 4, 2002. The press release is included as Exhibit 99.2 hereto.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 23.1	Consent of Deloitte & Touche LLP

Exhibit 99.1	Audited Financial Statements

Exhibit 99.2	Press Release: BWAY Corporation Reports Sales and Earnings for the Fourth Quarter and Fiscal Year Ended September 29, 2002, Released November 4, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BWAY CORPORATION (Registrant)

Date: November 8, 2002	By:	/s/ KEVIN C. KERN
Kevin C. Kern Vice President of Administration and Chief Financial Officer